ARROW ALTERNATIVE SOLUTIONS FUND

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

ARROW DWA BALANCED FUND

CLASS A SHARES: DWAFX

CLASS C SHARES: DWATX

INSTITUTIONAL CLASS SHARES: DWANX

ARROW DWA TACTICAL FUND

CLASS A SHARES: DWTFX

CLASS C SHARES: DWTTX

INSTITUTIONAL CLASS SHARES: DWTNX

ARROW MANAGED FUTURES STRATEGY FUND

CLASS A SHARES: MFTFX

CLASS C SHARES: MFTTX

INSTITUTIONAL CLASS SHARES: MFTNX

ARROW COMMODITY STRATEGY FUND

CLASS A SHARES: CSFFX

CLASS C SHARES: CSFTX

INSTITUTIONAL CLASS SHARES: CSFNX

(the “Funds,” each a series of Arrow Investments Trust)

Supplement dated April 6, 2017
to the Prospectus dated December 1, 2016

The section in the prospectus “INFORMATION ABOUT SHARES – Share Classes - Merrill Lynch Platform Purchases” is replaced with the following:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Effective April 10, 2017, shareholders purchasing a Fund’s shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or statement of additional information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Funds’ investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

*       *       *       *       *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, both dated December 1, 2016. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.